                                  AMENDMENT 10
                            EFFECTIVE MARCH 1, 2012

                                     TO THE

                AUTOMATIC AND FACULTATIVE MONTHLY RENEWABLE TERM
                             REINSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                                    BETWEEN

         HARTFORD LIFE AND ANNUITY INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

               SWISS RE LIFE & HEALTH AMERICA INC. ("REINSURER")

                                 ("AGREEMENT")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to restate the definition of Working Reserve for the Reinsured Net Amount at Risk to reflect that it is the approximate value of the reserve net of other reinsurance arrangements held by the Ceding Company; and

WHEREAS, the Ceding Company and the Reinsurer wish to acknowledge that Hartford Bicentennial UL Freedom and Hartford Bicentennial UL Joint Freedom II will now use NAR Type B only.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

1.   The above recitals are true and accurate and are incorporated herein.

2.   Article III is hereby amended to include the following paragraph preceding
     Section III.A:

     The Ceding Company will notify the Reinsurer if it intends to change the components used for the calculation of the Working Reserve, as outlined in Schedule B. Changes to existing definitions of the Working Reserve will be handled in accordance with Section XXII.L.

3. Schedule A is hereby deleted in its entirety and replaced with the attached, revised Schedule A.

4. Schedule B is hereby deleted in its entirety and replaced with the attached, revised Schedule B.

5. Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

Allocated Retention Pool -- Effective 10/1/2008
Between HLAIC and Swiss Re
Amendment #10 -- Effective 3/1/2012

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below.

SWISS RE LIFE & HEALTH AMERICA INC.

By:           /s/ Jeremy Lane                         Attest:       /s/ Kyle Bauer
              --------------------------------------                --------------------------------------
Name:         Jeremy Lane                             Name:         Kyle Bauer
Title:        Vice President                          Title:        Vice President
Date:         5/9/2012                                Date:         5/9/2012

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:           /s/ Paul Fischer                        Attest:       /s/ Michael Roscoe
              --------------------------------------                --------------------------------------
Name:         Paul Fischer, FSA, MAAA                 Name:         Michael Roscoe, FSA, MAAA
Title:        Assistant Vice President and Actuary    Title:        Senior Vice President
              Individual Life Product Management                    Individual Life Product Management
Date:         May 21, 2012                            Date:         5/22/2012

Allocated Retention Pool -- Effective 10/1/2008
Between HLAIC and Swiss Re
Amendment #10 -- Effective 3/1/2012

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                            EFFECTIVE MARCH 1, 2012

                         SINGLE LIFE PLANS OF INSURANCE

                                                                                     NAR     EFFECTIVE
BASE POLICY                                       VALUATION MORTALITY TABLE(S)      TYPE*      DATE**
--------------------------------------------------------------------------------------------------------
Stag UL                                        1980 CSO M/F S/NS Ultimate ALB         A     10/01/2008
Hartford Bicentennial UL Founders              2001 CSO M/F S/NS Ultimate ANB         A     10/01/2008
Hartford UL CV                                 1980 CSO M/F S/NS Ultimate ALB         A     10/01/2008
Stag Wall Street VUL                           1980 CSO M/F S/NS Ultimate ALB         A     10/01/2008
Stag Protector II VUL                          1980 CSO M/F S/NS Ultimate ALB         A     10/01/2008
Hartford Leaders VUL Legacy                    2001 CSO M/F Composite Ultimate ANB    A     10/01/2008
Stag Accumulator II VUL                        1980 CSO M/F Unismoke Ultimate ALB     A     10/01/2008
Hartford Leaders VUL Liberty (a)               1980 CSO M/F Unismoke Ultimate ANB     A     10/01/2008
Hartford Leaders VUL Liberty (b)               2001 CSO M/F Composite Ultimate ANB    A     10/01/2008
Life Solutions II UL (a)                       1980 CSO M/F S/NS Ultimate ALB         A     10/01/2008
Life Solutions II UL (b)                       2001 CSO M/F S/NS Ultimate ALB         A     10/01/2008
Hartford Advanced Universal Life               2001 CSO M/F S/NS Ultimate ALB         B     10/01/2008
Hartford Bicentennial UL Freedom               2001 CSO M/F S/NS Ultimate ANB        B***   10/01/2008
Hartford Quantum II VUL (a)                    2001 CSO M/F S/NS Ultimate ALB         A     10/01/2008
Hartford Quantum II VUL (b)                    2001 CSO M/F S/NS Ultimate ANB         A     10/01/2008
Hartford ExtraOrdinary Whole Life (a)          2001 CSO M/F S/NS Ultimate ALB         A     10/01/2008
Hartford ExtraOrdinary Whole Life (b)          2001 CSO M/F S/NS Ultimate ANB         A     10/01/2008
Hartford Bicentennial UL Founders II           2001 CSO M/F S/NS Ultimate ANB         A     03/05/2010
Hartford Bicentennial UL Founders II           2001 CSO M/F S/NS Ultimate ANB         A     03/05/2010
Extended Value Option
Annually Renewable Term (ART)                  2001 CSO M/F S/NS Ultimate ANB         C     10/01/2008
Hartford Frontier Indexed Universal Life       2001 CSO M/F S/NS Ultimate ANB         A     09/07/2010
Hartford Frontier Indexed Universal Life       2001 CSO M/F S/NS Ultimate ANB         A     09/07/2010
Extended Value Option
Hartford Founders Plus UL                      2001 CSO M/F S/NS Ultimate ANB         A     10/03/2011
Hartford Founders Plus UL                      2001 CSO M/F S/NS Ultimate ANB         A     10/03/2011
Extended Value Option

------------

*   NAR Type is described in Schedule B.

** Eligibility for new business is based on issue date on or after the Effective Date shown.

*** The version of this product launched on 7/1/2010 used NAR Type A prior to 3/1/2012. As of 3/1/2012, NAR Type B is used prospectively for all in force and new policies.

RIDERS PROVIDING DEATH BENEFITS                                      EFFECTIVE
THAT ARE ELIGIBLE FOR REINSURANCE                                     DATE**
--------------------------------------------------------------------------------
Primary Term Insured Rider                                         10/01/2008
Other Covered Insured Term Life Rider                              10/01/2008
Cost of Living Adjustment (COLA) Rider                             10/01/2008

NOTE: NAR Type for term riders above is C. For COLA Rider, NAR Type follows Base Policy to which it is attached.

Allocated Retention Pool -- Effective 10/1/2008
Between HLAIC and Swiss Re
Amendment #10 -- Effective 3/1/2012

RIDERS THAT PROVIDE ADDITIONAL BENEFITS                              EFFECTIVE
BUT THAT ARE NOT ELIGIBLE FOR REINSURANCE                             DATE**
--------------------------------------------------------------------------------
Accidental Death Benefit (ADB) Rider                               10/01/2008
Accelerated Benefit Rider (ABR)                                    10/01/2008
LifeAccess Accelerated Benefit Rider (LAABR)                       10/01/2008
Policy Continuation Rider                                          10/01/2008
Policy Protection Rider (PPR)                                      10/01/2008
Enhanced No Lapse Guarantee Rider                                  10/01/2008
Lifetime No Lapse Guarantee Rider                                  10/01/2008
Guaranteed Minimum Accumulation Benefit (GMAB) Rider               10/01/2008
Paid-Up Life Insurance Rider                                       10/01/2008
Conversion Option Rider                                            10/01/2008
Overloan Protection Rider                                          10/01/2008
Waiver of Specified Amount (WSA) Rider                             10/01/2008
Waiver of Monthly Deductions (WMD) Rider                           10/01/2008
Children's Life Insurance Rider                                    10/01/2008
Foreign Travel Exclusion Rider                                     10/01/2008
Estate Tax Repeal Benefit Rider                                    10/01/2008
Modified Surrender Value Rider                                     10/01/2008
Cash Surrender Value Endorsement                                   10/01/2008
Automatic Premium Payment Rider                                    10/01/2008
Additional Premium Rider                                           10/01/2008
Qualified Plan Rider                                               10/01/2008
Owner Designated Settlement Option Rider                           03/05/2010
DisabilityAccess Rider (DAR)                                       08/11/2009
LongevityAccess Rider                                              03/14/2011
LifeAccess Care Rider                                              04/11/2011

------------

** Eligibility for new business is based on issue date on or after the Effective Date shown.

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING ADDITIONAL DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Primary Insured Term Rider: Provides additional level term life coverage on the base policy insured.

Other Covered Insured Term Life Rider: Provides level term life coverage on an insured other than the base policy insured.

Cost of Living Adjustment (COLA) Rider: Provides for biennial face amount increases, without underwriting, based on increases in the Consumer Price Index. The maximum amount of any single increase is $50,000. Any increase can be declined by the policyholder, which stops future increases. Available only at issue and only for non-substandard issue ages 0 through 60.

Allocated Retention Pool -- Effective 10/1/2008
Between HLAIC and Swiss Re
Amendment #10 -- Effective 3/1/2012

RIDERS THAT PROVIDE ADDITIONAL BENEFITS THAT ARE NOT ELIGIBLE FOR REINSURANCE:

Accidental Death Benefit Rider: Pays an additional death benefit if the death on the insured is caused by a qualifying accident.

Accelerated Benefit Rider: Provides the policyholder up to 100% of the death benefit, discounted with interest, if the insured's life expectancy is 12 months or less. After acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk as described in Schedule B, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

LifeAccess Accelerated Benefit Rider (LAABR): Provides for monthly benefits (up to 2% of death benefit) if insured meets certain ADL and home-care requirements. In accordance with Schedule B, during and after acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to acceleration, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

Policy Continuation Rider: Intended to prevent the lapse of highly loaned policies.

Policy Protection Rider: Protects the death benefit of the base policy and any primary insured term rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Enhanced No Lapse Guarantee Rider: Provides that the policy will not lapse as long as cumulative premiums paid less indebtedness less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. Length of guarantee varies by issue age.

Lifetime No Lapse Guarantee Rider: Same as Enhanced No Lapse Guarantee Rider but with lifetime guarantee.

Guaranteed Minimum Accumulation Benefit (GMAB) Rider: Provides, at the end of the GMAB Guarantee Period (usually 20 years), that the policy Account Value will be increased, if necessary, to equal the sum of gross premiums paid to that date. There is a small monthly charge and a minimum cumulative premium requirement to keep the rider in force.

Paid-Up Life Insurance Rider: Similar to the GMAB rider, with the same Guarantee Period, a monthly charge, and a cumulative premium requirement. At end of the Guarantee Period, the owner may elect to change coverage to paid-up life using the Account Value as a 5% NSP to determine the amount of coverage; however, the amount of coverage will never be lower than the sum of gross premiums paid to that date. Once elected, premiums are no longer payable.

Conversion Option Rider: During certain policy years and prior to the insured's attained age 70, the policy may be converted, without evidence of insurability, to any permanent plan of life insurance the Ceding Company then makes available for conversions of this policy.

Overloan Protection Rider: Protects a policy from terminating due to overloan.

Waiver of Specified Amount (WSA) Rider: Waives a specified amount monthly while the insured is disabled.

Allocated Retention Pool -- Effective 10/1/2008
Between HLAIC and Swiss Re
Amendment #10 -- Effective 3/1/2012

Waiver of Monthly Deductions (WMD) Rider: Waives monthly deduction amounts while the insured is disabled.

Children's Life Insurance Rider: Provides level term life coverage for each child of the insured.

Foreign Travel Exclusion Rider: Provides a limited death benefit (Account Value less indebtedness) if the insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

Estate Tax Repeal Benefit Rider: Pays the policy Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Modified Surrender Value Rider: Changes the Cash Surrender Value definition (to equal the Account Value) if the policy is surrendered within 3 years after the policy issue date.

Cash Surrender Value Endorsement: Provides for enhanced Cash Surrender Value (equal to the current Account Value) in the event of policy surrender in the first 4 policy years, unless the policy is exchanged under Section 1035 to another company's policy.

Automatic Premium Payment Rider: Provides for any Scheduled Premium due and unpaid by the end of any Policy Grace Period to be paid by an automatic deduction from the Account Value, if the Account Value exceeds the Guaranteed Cash Value.

Additional Premium Rider: Allows additional premium amounts to be paid at the same payment intervals as scheduled premiums.

Qualified Plan Rider: Indicates that the policy is owned by a qualified plan, details the policy owner's reporting responsibilities to the Ceding Company, and describes features and activities that are unavailable when the policy is owned by a Qualified Plan.

Owner Designated Settlement Option Rider: Allows the policy owner to designate a Settlement Option to be used for the payment of Death Proceeds.

DisabilityAccess Rider (DAR): Pays a monthly benefit upon disability of the primary insured on the life insurance policy to which it is attached. The amount of monthly benefit is permanently set at rider issue and is limited to a 24-month benefit period. The maximum monthly benefit amount is $5,000; it is further limited to 2% of the initial face amount or 30% of monthly income at policy issue. The minimum monthly benefit is $1,000.

LongevityAccess Rider: Provides for monthly benefits (up to 1% of death benefit) when the insured reaches age 90 and meets the rider's eligibility requirements. Includes a residual death benefit of 10% of the death benefit prior to withdrawals. In accordance with Schedule B, during and after withdrawals, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to withdrawals, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

Allocated Retention Pool -- Effective 10/1/2008
Between HLAIC and Swiss Re
Amendment #10 -- Effective 3/1/2012

LifeAccess Care Rider: Similar to the LifeAccess Accelerated Benefit Rider, but filed as a health product in some states. Provides for monthly benefits (up to 2% of death benefit) if insured meets certain ADL and home-care requirements.

                        LAST SURVIVOR PLANS OF INSURANCE

                                                                                     NAR     EFFECTIVE
BASE POLICY                                       VALUATION MORTALITY TABLE(S)      TYPE*      DATE**
--------------------------------------------------------------------------------------------------------
Hartford Leaders VUL Joint Legacy              2001 CSO M/F S/NS Ultimate ALB         A     10/01/2008
Hartford Leaders VUL Joint Legacy II           2001 CSO M/F S/NS Ultimate ANB         A     10/01/2008
Hartford Advanced Last Survivor UL             2001 CSO M/F S/NS Ultimate ALB         B     10/01/2008
Hartford Bicentennial UL Joint Freedom         2001 CSO M/F S/NS Ultimate ALB         B     10/01/2008
Hartford Bicentennial UL Joint Freedom II      2001 CSO M/F S/NS Ultimate ANB        B***   10/01/2008

------------

*   NAR Type is described in Schedule B.

** Eligibility for new business is based on issue date on or after the Effective Date shown.

*** The version of this product launched on 7/1/2010 used NAR Type A prior to 3/1/2012. As of 3/1/2012, NAR Type B is used prospectively for all in force and new policies.

RIDERS PROVIDING DEATH BENEFITS                                      EFFECTIVE
THAT ARE ELIGIBLE FOR REINSURANCE                                     DATE**
--------------------------------------------------------------------------------
Estate Protection Rider (NAR Type is C)                            10/01/2008

RIDERS THAT PROVIDE ADDITIONAL BENEFITS                              EFFECTIVE
BUT THAT ARE NOT ELIGIBLE FOR REINSURANCE                             DATE**
--------------------------------------------------------------------------------
LS Exchange Option Rider                                           10/01/2008
Policy Protection Rider                                            10/01/2008
Estate Tax Repeal Rider                                            10/01/2008
Foreign Travel Exclusion Rider                                     10/01/2008
Guaranteed Minimum Accumulation Benefit (GMAB) Rider               10/01/2008
Paid-Up Life Insurance Rider                                       10/01/2008
Owner Designated Settlement Option Rider                           03/05/2010
Joint LifeAccess Rider                                             01/31/2011

------------

** Eligibility for new business is based on issue date on or after the Effective Date shown.

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Estate Protection Rider: This rider provides last survivor level term life insurance on the base policy insureds for three years.

Allocated Retention Pool -- Effective 10/1/2008
Between HLAIC and Swiss Re
Amendment #10 -- Effective 3/1/2012

RIDERS THAT PROVIDE ADDITIONAL BENEFITS BUT THAT ARE NOT ELIGIBLE FOR
REINSURANCE:

LS Exchange Option Rider: Allows a Last Survivor policy to be split into two Single Life policies, without new evidence of insurability, if divorce, business dissolution, or estate-tax repeal or reduction occurs. The face amount of each new Single Life policy will equal one half of the Last Survivor policy face amount. Upon a split, reinsurance will continue at point-in-scale rates for each single life, as documented in Section X.C. (This rider is not available when one of the insureds is uninsurable or above Table H.)

Policy Protection Rider: Protects the death benefit of the base policy and any Estate Protection Rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Estate Tax Repeal Rider: Will pay the Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Foreign Travel Exclusion: Provides a limited death benefit (Account Value less indebtedness) if either insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

Guaranteed Minimum Accumulation Benefit Rider and Paid-Up Life Insurance Rider:
Same as Single Life riders.

Owner Designated Settlement Option Rider. Allows the policy owner to designate a Settlement Option to be used for the payment of Death Proceeds.

Joint LifeAccess Rider: Similar to the LifeAccess Accelerated Benefit Rider. Available only on Last Survivor products where the benefit will be payable for the last surviving insured if chronically ill or if both insureds are concurrently chronically ill.

Allocated Retention Pool -- Effective 10/1/2008
Between HLAIC and Swiss Re
Amendment #10 -- Effective 3/1/2012

                                   SCHEDULE B
                           REINSURANCE SPECIFICATIONS
                            EFFECTIVE MARCH 1, 2012

AUTOMATIC REINSURANCE: The Ceding Company shall retain its available retention on each risk, defined below as the Retained Net Amount at Risk, subject to the applicable Ceding Company's Treaty Retention Limit shown in Exhibit II.

The Reinsurer will automatically reinsure a portion of the remainder of the risk, called the Reinsured Net Amount at Risk, as defined below in this Schedule B.

FACULTATIVE REINSURANCE: The Reinsurer will reinsure X% (as determined at issue) of the Total Net Amount at Risk for the risk.

TOTAL ALLOCATION LIMIT (TAL): As shown in Exhibit II.

CEDING COMPANY'S TREATY RETENTION LIMIT (CCTRL): As shown in Exhibit II.

CEDING COMPANY'S ALLOCATED RETENTION (CCAR): As shown in Exhibit II.

CURRENT RETENTION (CURRRET) = Current amount of life insurance retained by the Ceding Company and its affiliated companies on the life for in-force life insurance coverage. (For Last Survivor risks, see the Last Survivor Limits and Retention Worksheet in Exhibit II.)

REINSURER'S ALLOCATED RETENTION (REINSARET): As shown in Exhibit II.

REINSURER'S ATTACHMENT POINT (REINSAPT): As shown in Exhibit II.

NAR TYPE for the Plan of Insurance to be reinsured under this Agreement, as shown in Schedule A.

STEP 1 -- DETERMINE TOTAL NET AMOUNT AT RISK FOR THE COVERAGE*

TOTAL NET AMOUNT AT RISK (TOTNAR) =

Allocated Retention Pool -- Effective 10/1/2008
Between HLAIC and Swiss Re
Amendment #10 -- Effective 3/1/2012

STEP 2 -- DETERMINE NET AMOUNT AT RISK FOR EACH "LAYER" OF COVERAGE

STEP 3 -- DETERMINE THE NAR FOR THE CEDING COMPANY AND THEN FOR THE REINSURER

Allocated Retention Pool -- Effective 10/1/2008
Between HLAIC and Swiss Re
Amendment #10 -- Effective 3/1/2012

MINIMUM REINSURANCE APPLICATION:

LEAD REINSURER:

Allocated Retention Pool -- Effective 10/1/2008
Between HLAIC and Swiss Re
Amendment #10 -- Effective 3/1/2012

                                  AMENDMENT 11
                           EFFECTIVE OCTOBER 1, 2008

                                     TO THE

     AUTOMATIC AND FACULTATIVE MONTHLY RENEWABLE TERM REINSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                                    BETWEEN

         HARTFORD LIFE AND ANNUITY INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

               SWISS RE LIFE & HEALTH AMERICA INC. ("REINSURER")

                                 ("AGREEMENT")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer (collectively, the "Parties") agree that the Agreement was implemented using YRT Reinsurance Guaranteed Rates ("Annual Rates") and Allowance Percentages ("Allowances") which proved to be incorrect; and

WHEREAS, the Parties have agreed to incorporate revised Annual Rates and Allowances as shown in the attached Exhibit III and Exhibit IV as of October 1, 2008; and

WHEREAS, the Parties now wish to recalculate all billing transactions from October 1, 2008 using the revised Annual Rates and Allowances; and

WHEREAS, the Ceding Company shall alter its administrative systems to enable the recalculation of premium.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

1.   The above recitals are true and accurate and are incorporated herein.

2. Exhibit III is deleted in its entirety and replaced with the attached revised Exhibit III.

3. Exhibit IV is deleted in its entirety and replaced with the attached revised Exhibit IV.

4. The Ceding Company shall recalculate all billing transactions from October 1, 2008 and pay the Reinsurer accordingly.

5. Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 11 -- Effective 10/01/2008

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below.

SWISS RE LIFE & HEALTH AMERICA INC.

By:           /s/ Kenneth Thieme                      Attest:       /s/ [ILLEGIBLE]
              --------------------------------------                --------------------------------------
Name:         Kenneth Thieme                          Name:         [ILLEGIBLE]
Title:        Vice President                          Title:        Vice President
Date:         10-11-12                                Date:         10/11/12

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:           /s/ Paul Fischer                        Attest:       /s/ Michael Roscoe
              --------------------------------------                --------------------------------------
Name:         Paul Fischer, FSA, MAAA                 Name:         Michael Roscoe, FSA, MAAA
Title:        Assistant Vice President and Actuary    Title:        Senior Vice President
              Individual Life Product Management                    Individual Life Product Management
Date:         10-19-12                                Date:         10/19/12

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 11 -- Effective 10/01/2008

                                  EXHIBIT III
            ANNUAL RATES PER $1,000 OF REINSURED NET AMOUNT AT RISK
                           EFFECTIVE OCTOBER 1, 2008

              FOR SINGLE LIFE AND LAST SURVIVOR PLANS OF INSURANCE
                                      AND
                   FOR AUTOMATIC AND FACULTATIVE REINSURANCE

Annual Rates per $1,000 of Reinsured Net Amount at Risk are included in the Excel file titled "Master File -- Guaranteed Rates -- Rev ANB-ALB
Correction.xls" sent from Nathan Hill at the Ceding Company to Kenneth Thieme at the Reinsurer on February 3, 2012 at 1:00 P.M. They are provided on a Select & Ultimate basis and vary by:

1. Age basis (Age Nearest Birthday or Age Last Birthday), to align with the Valuation Mortality Table for the Plan of Insurance;

2.   Gender (Male, Female); and

3.   Rate class --

       a.   Non-Nicotine;

       b.  Nicotine;

All risks insured by the Ceding Company on a Unisex basis will be reinsured using gender-specific rates.

Allocated Retention Pool -- Effective 10/01/2008
Between HLA1C and Swiss Re
Amendment 11 -- Effective 10/01/2008

                                   EXHIBIT IV
       ALLOWANCE PERCENTAGES TO BE APPLIED TO THE ANNUAL RATES PER $1,000
                           EFFECTIVE OCTOBER 1, 2008

              FOR SINGLE LIFE AND LAST SURVIVOR PLANS OF INSURANCE
                                      AND
                   FOR AUTOMATIC AND FACULTATIVE REINSURANCE

Allowance Percentages to be applied to the Annual Rates per $1,000 of Reinsured Net Amount at Risk are included in the Excel file titled "Master File -- Allowances -- Rev ANB-ALB Correction.xls" sent from Nathan Hill at the Ceding Company to Kenneth Thieme at the Reinsurer on February 3, 2012 at 1:00 P.M. They are provided on a Select & Ultimate basis and vary by:

1.   Whether the Plan of Insurance is a Single Life or Last Survivor Plan;

2. Age basis (Age Nearest Birthday or Age Last Birthday), to align with the Valuation Mortality Table for the Plan of Insurance;

3.   Gender (Male, Female); and

4.   Rate class --

       a.   Preferred Plus Non-Nicotine (PPNN);

       b.  Preferred Non-Nicotine (PNN);

       c.   Standard Non-Nicotine (SNN);

       d.  Preferred Nicotine (PN); and

       e.   Standard Nicotine (SN).

For Life Solutions II UL plans, allowance percentages will be determined as follows:

(1)  For "Preferred" policies, use the SNN rate class; and

(2)  For "Standard" policies, use the SN rate class.

All risks insured by the Ceding Company on a Unisex basis will be reinsured using gender-specific allowance percentages.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 11 -- Effective 10/01/2008

                                  AMENDMENT 12
                           EFFECTIVE OCTOBER 15, 2012

                                     TO THE

     AUTOMATIC AND FACULTATIVE MONTHLY RENEWABLE TERM REINSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                                    BETWEEN

         HARTFORD LIFE AND ANNUITY INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

               SWISS RE LIFE & HEALTH AMERICA INC. ("REINSURER")

                                 ("AGREEMENT")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement to reflect that the following Products will be added to the Agreement and the Effective Dates shown in Schedule A are the dates the products will become reinsured:

-   Hartford Joint Founders Plus UL,

-   Hartford Bicentennial UL Freedom 2013, and

-   Hartford Bicentennial UL Joint Freedom II 2013.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

1.   The above recitals are true and accurate and are incorporated herein.

2. Schedule A is deleted in its entirety and replaced with the attached revised Schedule A.

3. Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 12 -- Effective 10/15/2012

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below.

SWISS RE LIFE & HEALTH AMERICA INC.

By:     /s/ Jeremy Lane                         Attest: /s/ Timothy J. Grusenmeyer
        --------------------------------------          --------------------------------
Name:   Jeremy Lane                             Name:   Timothy J. Grusenmeyer
Title:  Vice President                          Title:  Vice President
Date:   10/26/2012                              Date:   10/26/12

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:     /s/ Paul Fischer                        Attest: /s/ Michael Roscoe
        --------------------------------------          --------------------------------
Name:   Paul Fischer, FSA, MAAA                 Name:   Michael Roscoe, FSA, MAAA
Title:  Assistant Vice President and Actuary    Title:  Senior Vice President
        Individual Life Product Management              Individual Life Product
                                                        Management
Date:   10/30/12                                Date:   10/31/12

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 12 -- Effective 10/15/2012

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 15, 2012

                         SINGLE LIFE PLANS OF INSURANCE

                                                                                     NAR     EFFECTIVE
BASE POLICY                                       VALUATION MORTALITY TABLE(S)      TYPE*      DATE**
--------------------------------------------------------------------------------------------------------
Stag UL                                        1980 CSO M/F S/NS Ultimate ALB         A     10/01/2008
Hartford Bicentennial UL Founders              2001 CSO M/F S/NS Ultimate ANB         A     10/01/2008
Hartford UL CV                                 1980 CSO M/F S/NS Ultimate ALB         A     10/01/2008
Stag Wall Street VUL                           1980 CSO M/F S/NS Ultimate ALB         A     10/01/2008
Stag Protector II VUL                          1980 CSO M/F S/NS Ultimate ALB         A     10/01/2008
Hartford Leaders VUL Legacy                    2001 CSO M/F Composite Ultimate ANB    A     10/01/2008
Stag Accumulator II VUL                        1980 CSO M/F Unismoke Ultimate ALB     A     10/01/2008
Hartford Leaders VUL Liberty (a)               1980 CSO M/F Unismoke Ultimate ANB     A     10/01/2008
Hartford Leaders VUL Liberty (b)               2001 CSO M/F Composite Ultimate ANB    A     10/01/2008
Life Solutions II UL (a)                       1980 CSO M/F S/NS Ultimate ALB         A     10/01/2008
Life Solutions II UL (b)                       2001 CSO M/F S/NS Ultimate ALB         A     10/01/2008
Hartford Advanced Universal Life               2001 CSO M/F S/NS Ultimate ALB         B     10/01/2008
Hartford Bicentennial UL Freedom               2001 CSO M/F S/NS Ultimate ANB        B***   10/01/2008
Hartford Quantum II VUL (a)                    2001 CSO M/F S/NS Ultimate ALB         A     10/01/2008
Hartford Quantum II VUL (b)                    2001 CSO M/F S/NS Ultimate ANB         A     10/01/2008
Hartford ExtraOrdinary Whole Life (a)          2001 CSO M/F S/NS Ultimate ALB         A     10/01/2008
Hartford ExtraOrdinary Whole Life (b)          2001 CSO M/F S/NS Ultimate ANB         A     10/01/2008
Hartford Bicentennial UL Founders II           2001 CSO M/F S/NS Ultimate ANB         A     03/05/2010
Hartford Bicentennial UL Founders II Extended  2001 CSO M/F S/NS Ultimate ANB         A     03/05/2010
Value Option
Annually Renewable Term (ART)                  2001 CSO M/F S/NS Ultimate ANB         C     10/01/2008
Hartford Frontier Indexed Universal Life       2001 CSO M/F S/NS Ultimate ANB         A     09/07/2010
Hartford Frontier Indexed Universal Life       2001 CSO M/F S/NS Ultimate ANB         A     09/07/2010
Extended Value Option
Hartford Founders Plus UL                      2001 CSO M/F S/NS Ultimate ANB         A     10/03/2011
Hartford Founders Plus UL Extended Value       2001 CSO M/F S/NS Ultimate ANB         A     10/03/2011
Option
Hartford Frontier 2012 Indexed UL              2001 CSO M/F S/NS Ultimate ANB         A     07/16/2012
Hartford Frontier 2012 Indexed UL Extended     2001 CSO M/F S/NS Ultimate ANB         A     07/16/2012
Value Option
Hartford Leaders VUL Liberty 2012              2001 CSO M/F Composite Ultimate ANB    A     08/06/2012
Hartford Leaders VUL Liberty 2012 Extended     2001 CSO M/F Composite Ultimate ANB    A     08/06/2012
Value Option
Hartford Bicentennial UL Freedom 2013          2001 CSO M/F S/NS Ultimate ANB         B     11/12/2012

------------

*   NAR Type is described in Schedule B.

** Eligibility for new business is based on issue date on or after the Effective Date shown.

*** The version of this product launched on 7/1/2010 used NAR Type A prior to 3/1/2012. As of 3/1/2012, NAR Type B is used prospectively for all in force and new policies.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 12 -- Effective 10/15/2012

                         SINGLE LIFE PLANS OF INSURANCE

RIDERS PROVIDING DEATH BENEFITS                                       EFFECTIVE
THAT ARE ELIGIBLE FOR REINSURANCE                                      DATE**
--------------------------------------------------------------------------------
Primary Term Insured Rider                                           10/01/2008
Other Covered Insured Term Life Rider                                10/01/2008
Cost of Living Adjustment (COLA) Rider                               10/01/2008

NOTE: NAR Type for term riders above is C. For COLA Rider, NAR Type follows Base Policy to which it is attached.

RIDERS THAT PROVIDE ADDITIONAL BENEFITS                              EFFECTIVE
BUT THAT ARE NOT ELIGIBLE FOR REINSURANCE                             DATE**
--------------------------------------------------------------------------------
Accidental Death Benefit (ADB) Rider                               10/01/2008
Accelerated Benefit Rider (ABR)                                    10/01/2008
LifeAccess Accelerated Benefit Rider (LAABR)                       10/01/2008
Policy Continuation Rider                                          10/01/2008
Policy Protection Rider (PPR)                                      10/01/2008
Enhanced No Lapse Guarantee Rider                                  10/01/2008
Lifetime No Lapse Guarantee Rider                                  10/01/2008
Guaranteed Minimum Accumulation Benefit (GMAB) Rider               10/01/2008
Paid-Up Life Insurance Rider                                       10/01/2008
Conversion Option Rider                                            10/01/2008
Overloan Protection Rider                                          10/01/2008
Waiver of Specified Amount (WSA) Rider                             10/01/2008
Waiver of Monthly Deductions (WMD) Rider                           10/01/2008
Children's Life Insurance Rider                                    10/01/2008
Foreign Travel Exclusion Rider                                     10/01/2008
Estate Tax Repeal Benefit Rider                                    10/01/2008
Modified Surrender Value Rider                                     10/01/2008
Cash Surrender Value Endorsement                                   10/01/2008
Automatic Premium Payment Rider                                    10/01/2008
Additional Premium Rider                                           10/01/2008
Qualified Plan Rider                                               10/01/2008
Owner Designated Settlement Option Rider                           03/05/2010
DisabilityAccess Rider (DAR)                                       08/11/2009
LongevityAccess Rider                                              03/14/2011
LifeAccess Care Rider                                              04/11/2011

------------

** Eligibility for new business is based on issue date on or after the Effective Date shown.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 12 -- Effective 10/15/2012

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING ADDITIONAL DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Primary Insured Term Rider: Provides additional level term life coverage on the base policy insured.

Other Covered Insured Term Life Rider: Provides level term life coverage on an insured other than the base policy insured.

Cost of Living Adjustment (COLA) Rider: Provides for biennial face amount increases, without underwriting, based on increases in the Consumer Price Index. The maximum amount of any single increase is $50,000. Any increase can be declined by the policyholder, which stops future increases. Available only at issue and only for non-substandard issue ages 0 through 60.

RIDERS THAT PROVIDE ADDITIONAL BENEFITS THAT ARE NOT ELIGIBLE FOR REINSURANCE:

Accidental Death Benefit Rider: Pays an additional death benefit if the death on the insured is caused by a qualifying accident.

Accelerated Benefit Rider: Provides the policyholder up to 100% of the death benefit, discounted with interest, if the insured's life expectancy is 12 months or less. After acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk as described in Schedule B, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

LifeAccess Accelerated Benefit Rider (LAABR): Provides for monthly benefits (up to 2% of death benefit) if insured meets certain ADL and home-care requirements. In accordance with Schedule B, during and after acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to acceleration, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

Policy Continuation Rider: Intended to prevent the lapse of highly loaned policies.

Policy Protection Rider: Protects the death benefit of the base policy and any primary insured term rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Enhanced No Lapse Guarantee Rider: Provides that the policy will not lapse as long as cumulative premiums paid less indebtedness less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. Length of guarantee varies by issue age.

Lifetime No Lapse Guarantee Rider: Same as Enhanced No Lapse Guarantee Rider but with lifetime guarantee.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 12 -- Effective 10/15/2012

RIDERS THAT PROVIDE ADDITIONAL BENEFITS THAT ARE NOT ELIGIBLE FOR REINSURANCE (CONTINUED):

Guaranteed Minimum Accumulation Benefit (GMAB) Rider: Provides, at the end of the GMAB Guarantee Period (usually 20 years), that the policy Account Value will be increased, if necessary, to equal the sum of gross premiums paid to that date. There is a small monthly charge and a minimum cumulative premium requirement to keep the rider in force.

Paid-Up Life Insurance Rider: Similar to the GMAB rider, with the same Guarantee Period, a monthly charge, and a cumulative premium requirement. At end of the Guarantee Period, the owner may elect to change coverage to paid-up life using the Account Value as a 5% NSP to determine the amount of coverage; however, the amount of coverage will never be lower than the sum of gross premiums paid to that date. Once elected, premiums are no longer payable.

Conversion Option Rider: During certain policy years and prior to the insured's attained age 70, the policy may be converted, without evidence of insurability, to any permanent plan of life insurance the Ceding Company then makes available for conversions of this policy.

Overloan Protection Rider: Protects a policy from terminating due to overloan.

Waiver of Specified Amount (WSA) Rider: Waives a specified amount monthly while the insured is disabled.

Waiver of Monthly Deductions (WMD) Rider: Waives monthly deduction amounts while the insured is disabled.

Children's Life Insurance Rider: Provides level term life coverage for each child of the insured.

Foreign Travel Exclusion Rider: Provides a limited death benefit (Account Value less indebtedness) if the insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

Estate Tax Repeal Benefit Rider: Pays the policy Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Modified Surrender Value Rider: Changes the Cash Surrender Value definition (to equal the Account Value) if the policy is surrendered within 3 years after the policy issue date.

Cash Surrender Value Endorsement: Provides for enhanced Cash Surrender Value (equal to the current Account Value) in the event of policy surrender in the first 4 policy years, unless the policy is exchanged under Section 1035 to another company's policy.

Automatic Premium Payment Rider: Provides for any Scheduled Premium due and unpaid by the end of any Policy Grace Period to be paid by an automatic deduction from the Account Value, if the Account Value exceeds the Guaranteed Cash Value.

Additional Premium Rider: Allows additional premium amounts to be paid at the same payment intervals as scheduled premiums.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 12 -- Effective 10/15/2012

RIDERS THAT PROVIDE ADDITIONAL BENEFITS THAT ARE NOT ELIGIBLE FOR REINSURANCE (CONTINUED):

Qualified Plan Rider: Indicates that the policy is owned by a qualified plan, details the policy owner's reporting responsibilities to the Ceding Company, and describes features and activities that are unavailable when the policy is owned by a Qualified Plan.

Owner Designated Settlement Option Rider. Allows the policy owner to designate a Settlement Option to be used for the payment of Death Proceeds.

DisabilityAccess Rider (DAR): Pays a monthly benefit upon disability of the primary insured on the life insurance policy to which it is attached. The amount of monthly benefit is permanently set at rider issue and is limited to a 24-month benefit period. The maximum monthly benefit amount is $5,000; it is further limited to 2% of the initial face amount or 30% of monthly income at policy issue. The minimum monthly benefit is $1,000.

LongevityAccess Rider: Provides for monthly benefits (up to 1% of death benefit) when the insured reaches age 90 and meets the rider's eligibility requirements. Includes a residual death benefit of 10% of the death benefit prior to withdrawals. In accordance with Schedule B, during and after withdrawals, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to withdrawals, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

LifeAccess Care Rider: Similar to the LifeAccess Accelerated Benefit Rider, but filed as a health product in some states. Provides for monthly benefits (up to 2% of death benefit) if insured meets certain ADL and home-care requirements.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 12 -- Effective 10/15/2012

                        LAST SURVIVOR PLANS OF INSURANCE

                                                                                      NAR      EFFECTIVE
BASE POLICY                                       VALUATION MORTALITY TABLE(S)       TYPE*       DATE**
----------------------------------------------------------------------------------------------------------
Hartford Leaders VUL Joint Legacy              2001 CSO M/F S/NS Ultimate ALB          A      10/01/2008
Hartford Leaders VUL Joint Legacy II           2001 CSO M/F S/NS Ultimate ANB          A      10/01/2008
Hartford Advanced Last Survivor UL             2001 CSO M/F S/NS Ultimate ALB          B      10/01/2008
Hartford Bicentennial UL Joint Freedom         2001 CSO M/F S/NS Ultimate ALB          B      10/01/2008
Hartford Bicentennial UL Joint Freedom II      2001 CSO M/F S/NS Ultimate ANB         B***    10/01/2008
Hartford Joint Founders Plus UL                2001 CSO M/F S/NS Ultimate ANB          A      10/15/2012
Hartford Bicentennial UL Joint                 2001 CSO M/F S/NS Ultimate ANB          B      11/12/2012
Freedom II 2013

------------

*   NAR Type is described in Schedule B.

** Eligibility for new business is based on issue date on or after the Effective Date shown.

*** The version of this product launched on 7/1/2010 used NAR Type A prior to 3/1/2012. As of 3/1/2012, NAR Type B is used prospectively for all in force and new policies.

RIDERS PROVIDING DEATH BENEFITS                                      EFFECTIVE
THAT ARE ELIGIBLE FOR REINSURANCE                                     DATE**
--------------------------------------------------------------------------------
Estate Protection Rider (NAR Type is C)                            10/01/2008

RIDERS THAT PROVIDE ADDITIONAL BENEFITS                              EFFECTIVE
BUT THAT ARE NOT ELIGIBLE FOR REINSURANCE                             DATE**
--------------------------------------------------------------------------------
LS Exchange Option Rider                                            10/01/2008
Policy Protection Rider                                             10/01/2008
Estate Tax Repeal Rider                                             10/01/2008
Foreign Travel Exclusion Rider                                      10/01/2008
Guaranteed Minimum Accumulation Benefit (GMAB) Rider                10/01/2008
Paid-Up Life Insurance Rider                                        10/01/2008
Owner Designated Settlement Option Rider                            03/05/2010
Joint LifeAccess Rider                                              01/31/2011

------------

** Eligibility for new business is based on issue date on or after the Effective Date shown.

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Estate Protection Rider: This rider provides last survivor level term life insurance on the base policy insureds for three years.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 12 -- Effective 10/15/2012

RIDERS THAT PROVIDE ADDITIONAL BENEFITS BUT THAT ARE NOT ELIGIBLE FOR
REINSURANCE:

LS Exchange Option Rider: Allows a Last Survivor policy to be split into two Single Life policies, without new evidence of insurability, if divorce, business dissolution, or estate-tax repeal or reduction occurs. The face amount of each new Single Life policy will equal one half of the Last Survivor policy face amount. Upon a split, reinsurance will continue at point-in-scale rates for each single life, as documented in Section X.C. (This rider is not available when one of the insureds is uninsurable or above Table H.)

Policy Protection Rider: Protects the death benefit of the base policy and any Estate Protection Rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Estate Tax Repeal Rider: Will pay the Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Foreign Travel Exclusion: Provides a limited death benefit (Account Value less indebtedness) if either insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

Guaranteed Minimum Accumulation Benefit Rider and Paid-Up Life Insurance Rider:
Same as Single Life riders.

Owner Designated Settlement Option Rider. Allows the policy owner to designate a Settlement Option to be used for the payment of Death Proceeds.

Joint LifeAccess Rider: Similar to the LifeAccess Accelerated Benefit Rider. Available only on Last Survivor products where the benefit will be payable for the last surviving insured if chronically ill or if both insureds are concurrently chronically ill.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 12 -- Effective 10/15/2012

                                  AMENDMENT 13
                            EFFECTIVE JULY 16, 2012

                                     TO THE

     AUTOMATIC AND FACULTATIVE MONTHLY RENEWABLE TERM REINSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                                    BETWEEN

         HARTFORD LIFE AND ANNUITY INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

               SWISS RE LIFE & HEALTH AMERICA INC. ("REINSURER")

                                 ("AGREEMENT")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement to reflect that the following Products will be added to the Agreement and the Effective Dates shown in Schedule A are the dates the products will become reinsured:

-   Hartford Frontier 2012 Indexed UL,

-   Hartford Frontier 2012 Indexed UL Extended Value Option,

-   Hartford Leaders VUL Liberty 2012, and

-   Hartford Leaders VUL Liberty 2012 Extended Value Option.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

1.   The above recitals are true and accurate and are incorporated herein.

2. Schedule A is deleted in its entirety and replaced with the attached revised Schedule A.

3. Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 13 -- Effective 07/16/2012

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below.

SWISS RE LIFE & HEALTH AMERICA INC.

By:           /s/ Jeremy Lane                         Attest:       /s/ [ILLEGIBLE]
              --------------------------------------                --------------------------------------
Name:         Jeremy Lane                             Name:         [ILLEGIBLE]
Title:        Vice President                          Title:        Vice President
Date:         9/7/2012                                Date:         9/7/12

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:           /s/ Paul Fischer                        Attest:       /s/ Donna R. Jarvis
              --------------------------------------                --------------------------------------
Name:         Paul Fischer, FSA, MAAA                 Name:         Donna R. Jarvis
Title:        Assistant Vice President and Actuary    Title:        Vice President and Actuary
              Individual Life Product Management
Date:         9-24-12                                 Date:         9-24-12

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 13 -- Effective 07/16/2012

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                            EFFECTIVE JULY 16, 2012

                         SINGLE LIFE PLANS OF INSURANCE

                                                                                     NAR     EFFECTIVE
BASE POLICY                                       VALUATION MORTALITY TABLE(S)      TYPE*     1DATE**
--------------------------------------------------------------------------------------------------------
Stag UL                                        1980 CSO M/F S/NS Ultimate ALB         A     10/01/2008
Hartford Bicentennial UL Founders              2001 CSO M/F S/NS Ultimate ANB         A     10/01/2008
Hartford UL CV                                 1980 CSO M/F S/NS Ultimate ALB         A     10/01/2008
Stag Wall Street VUL                           1980 CSO M/F S/NS Ultimate ALB         A     10/01/2008
Stag Protector II VUL                          1980 CSO M/F S/NS Ultimate ALB         A     10/01/2008
Hartford Leaders VUL Legacy                    2001 CSO M/F Composite Ultimate ANB    A     10/01/2008
Stag Accumulator II VUL                        1980 CSO M/F Unismoke Ultimate ALB     A     10/01/2008
Hartford Leaders VUL Liberty (a)               1980 CSO M/F Unismoke Ultimate ANB     A     10/01/2008
Hartford Leaders VUL Liberty (b)               2001 CSO M/F Composite Ultimate ANB    A     10/01/2008
Life Solutions II UL (a)                       1980 CSO M/F S/NS Ultimate ALB         A     10/01/2008
Life Solutions II UL (b)                       2001 CSO M/F S/NS Ultimate ALB         A     10/01/2008
Hartford Advanced Universal Life               2001 CSO M/F S/NS Ultimate ALB         B     10/01/2008
Hartford Bicentennial UL Freedom               2001 CSO M/F S/NS Ultimate ANB        B***   10/01/2008
Hartford Quantum II VUL (a)                    2001 CSO M/F S/NS Ultimate ALB         A     10/01/2008
Hartford Quantum II VUL (b)                    2001 CSO M/F S/NS Ultimate ANB         A     10/01/2008
Hartford ExtraOrdinary Whole Life (a)          2001 CSO M/F S/NS Ultimate ALB         A     10/01/2008
Hartford ExtraOrdinary Whole Life (b)          2001 CSO M/F S/NS Ultimate ANB         A     10/01/2008
Hartford Bicentennial UL Founders II           2001 CSO M/F S/NS Ultimate ANB         A     03/05/2010
Hartford Bicentennial UL Founders II           2001 CSO M/F S/NS Ultimate ANB         A     03/05/2010
Extended Value Option
Annually Renewable Term (ART)                  2001 CSO M/F S/NS Ultimate ANB         C     10/01/2008
Hartford Frontier Indexed Universal Life       2001 CSO M/F S/NS Ultimate ANB         A     09/07/2010
Hartford Frontier Indexed Universal Life       2001 CSO M/F S/NS Ultimate ANB         A     09/07/2010
Extended Value Option
Hartford Founders Plus UL                      2001 CSO M/F S/NS Ultimate ANB         A     10/03/2011
Hartford Founders Plus UL                      2001 CSO M/F S/NS Ultimate ANB         A     10/03/2011
Extended Value Option
Hartford Frontier 2012 Indexed UL              2001 CSO M/F S/NS Ultimate ANB         A     07/16/2012
Hartford Frontier 2012 Indexed UL              2001 CSO M/F S/NS Ultimate ANB         A     07/16/2012
Extended Value Option
Hartford Leaders VUL Liberty 2012              2001 CSO M/F Composite Ultimate ANB    A     08/06/2012
Hartford Leaders VUL Liberty 2012              2001 CSO M/F Composite Ultimate ANB    A     08/06/2012
Extended Value Option

------------

*   NAR Type is described in Schedule B.

** Eligibility for new business is based on issue date on or after the Effective Date shown.

*** The version of this product launched on 7/1/2010 used NAR Type A prior to 3/1/2012. As of 3/1/2012, NAR Type B is used prospectively for all in force and new policies.

RIDERS PROVIDING DEATH BENEFITS                                      EFFECTIVE
THAT ARE ELIGIBLE FOR REINSURANCE                                     DATE**
--------------------------------------------------------------------------------
Primary Term Insured Rider                                         10/01/2008
Other Covered Insured Term Life Rider                              10/01/2008
Cost of Living Adjustment (COLA) Rider                             10/01/2008

NOTE: NAR Type for term riders above is C. For COLA Rider, NAR Type follows Base Policy to which it is attached.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 13 -- Effective 07/16/2012

RIDERS THAT PROVIDE ADDITIONAL BENEFITS                              EFFECTIVE
BUT THAT ARE NOT ELIGIBLE FOR REINSURANCE                             DATE**
--------------------------------------------------------------------------------
Accidental Death Benefit (ADB) Rider                               10/01/2008
Accelerated Benefit Rider (ABR)                                    10/01/2008
LifeAccess Accelerated Benefit Rider (LAABR)                       10/01/2008
Policy Continuation Rider                                          10/01/2008
Policy Protection Rider (PPR)                                      10/01/2008
Enhanced No Lapse Guarantee Rider                                  10/01/2008
Lifetime No Lapse Guarantee Rider                                  10/01/2008
Guaranteed Minimum Accumulation Benefit (GMAB) Rider               10/01/2008
Paid-Up Life Insurance Rider                                       10/01/2008
Conversion Option Rider                                            10/01/2008
Overloan Protection Rider                                          10/01/2008
Waiver of Specified Amount (WSA) Rider                             10/01/2008
Waiver of Monthly Deductions (WMD) Rider                           10/01/2008
Children's Life Insurance Rider                                    10/01/2008
Foreign Travel Exclusion Rider                                     10/01/2008
Estate Tax Repeal Benefit Rider                                    10/01/2008
Modified Surrender Value Rider                                     10/01/2008
Cash Surrender Value Endorsement                                   10/01/2008
Automatic Premium Payment Rider                                    10/01/2008
Additional Premium Rider                                           10/01/2008
Qualified Plan Rider                                               10/01/2008
Owner Designated Settlement Option Rider                           03/05/2010
DisabilityAccess Rider (DAR)                                       08/11/2009
LongevityAccess Rider                                              03/14/2011
LifeAccess Care Rider                                              04/11/2011

------------

** Eligibility for new business is based on issue date on or after the Effective Date shown.

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING ADDITIONAL DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Primary Insured Term Rider: Provides additional level term life coverage on the base policy insured.

Other Covered Insured Term Life Rider: Provides level term life coverage on an insured other than the base policy insured.

Cost of Living Adjustment (COLA) Rider: Provides for biennial face amount increases, without underwriting, based on increases in the Consumer Price Index. The maximum amount of any single increase is $50,000. Any increase can be declined by the policyholder, which stops future increases. Available only at issue and only for non-substandard issue ages 0 through 60.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 13 -- Effective 07/16/2012

RIDERS THAT PROVIDE ADDITIONAL BENEFITS THAT ARE NOT ELIGIBLE FOR REINSURANCE:

Accidental Death Benefit Rider: Pays an additional death benefit if the death on the insured is caused by a qualifying accident.

Accelerated Benefit Rider: Provides the policyholder up to 100% of the death benefit, discounted with interest, if the insured's life expectancy is 12 months or less. After acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk as described in Schedule B, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

LifeAccess Accelerated Benefit Rider (LAABR): Provides for monthly benefits (up to 2% of death benefit) if insured meets certain ADL and home-care requirements. In accordance with Schedule B, during and after acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to acceleration, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

Policy Continuation Rider: Intended to prevent the lapse of highly loaned policies.

Policy Protection Rider: Protects the death benefit of the base policy and any primary insured term rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Enhanced No Lapse Guarantee Rider: Provides that the policy will not lapse as long as cumulative premiums paid less indebtedness less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. Length of guarantee varies by issue age.

Lifetime No Lapse Guarantee Rider: Same as Enhanced No Lapse Guarantee Rider but with lifetime guarantee.

Guaranteed Minimum Accumulation Benefit (GMAB) Rider: Provides, at the end of the GMAB Guarantee Period (usually 20 years), that the policy Account Value will be increased, if necessary, to equal the sum of gross premiums paid to that date. There is a small monthly charge and a minimum cumulative premium requirement to keep the rider in force.

Paid-Up Life insurance Rider: Similar to the GMAB rider, with the same Guarantee Period, a monthly charge, and a cumulative premium requirement. At end of the Guarantee Period, the owner may elect to change coverage to paid-up life using the Account Value as a 5% NSP to determine the amount of coverage; however, the amount of coverage will never be lower than the sum of gross premiums paid to that date. Once elected, premiums are no longer payable.

Conversion Option Rider: During certain policy years and prior to the insured's attained age 70, the policy may be converted, without evidence of insurability, to any permanent plan of life insurance the Ceding Company then makes available for conversions of this policy.

Overloan Protection Rider: Protects a policy from terminating due to overloan.

Waiver of Specified Amount (WSA) Rider: Waives a specified amount monthly while the insured is disabled.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 13 -- Effective 07/16/2012

RIDERS THAT PROVIDE ADDITIONAL BENEFITS THAT ARE NOT ELIGIBLE FOR REINSURANCE (CONTINUED):

Waiver of Monthly Deductions (WMD) Rider: Waives monthly deduction amounts while the insured is disabled.

Children's Life Insurance Rider: Provides level term life coverage for each child of the insured.

FOREIGN TRAVEL EXCLUSION RIDER: Provides a limited death benefit (Account Value less indebtedness) if the insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

Estate Tax Repeal Benefit Rider: Pays the policy Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Modified Surrender Value Rider: Changes the Cash Surrender Value definition (to equal the Account Value) if the policy is surrendered within 3 years after the policy issue date.

Cash Surrender Value Endorsement: Provides for enhanced Cash Surrender Value (equal to the current Account Value) in the event of policy surrender in the first 4 policy years, unless the policy is exchanged under Section 1035 to another company's policy.

Automatic Premium Payment Rider: Provides for any Scheduled Premium due and unpaid by the end of any Policy Grace Period to be paid by an automatic deduction from the Account Value, if the Account Value exceeds the Guaranteed Cash Value.

Additional Premium Rider: Allows additional premium amounts to be paid at the same payment intervals as scheduled premiums.

Qualified Plan Rider: Indicates that the policy is owned by a qualified plan, details the policy owner's reporting responsibilities to the Ceding Company, and describes features and activities that are unavailable when the policy is owned by a Qualified Plan.

Owner Designated Settlement Option Rider. Allows the policy owner to designate a Settlement Option to be used for the payment of Death Proceeds.

DisabilityAccess Rider (DAR): Pays a monthly benefit upon disability of the primary insured on the life insurance policy to which it is attached. The amount of monthly benefit is permanently set at rider issue and is limited to a 24-month benefit period. The maximum monthly benefit amount is $5,000; it is further limited to 2% of the initial face amount or 30% of monthly income at policy issue. The minimum monthly benefit is $1,000.

LongevityAccess Rider: Provides for monthly benefits (up to 1% of death benefit) when the insured reaches age 90 and meets the rider's eligibility requirements. Includes a residual death benefit of 10% of the death benefit prior to withdrawals. In accordance with Schedule B, during and after withdrawals, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to withdrawals, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 13 -- Effective 07/16/2012

RIDERS THAT PROVIDE ADDITIONAL BENEFITS THAT ARE NOT ELIGIBLE FOR REINSURANCE (CONTINUED):

LifeAccess Care Rider: Similar to the LifeAccess Accelerated Benefit Rider, but filed as a health product in some states. Provides for monthly benefits (up to 2% of death benefit) if insured meets certain ADL and home-care requirements.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 13 -- Effective 07/16/2012

                        LAST SURVIVOR PLANS OF INSURANCE

                                                                                     NAR      EFFECTIVE
BASE POLICY                                       VALUATION MORTALITY TABLE(S)      TYPE*      DATE**
---------------------------------------------------------------------------------------------------------
Hartford Leaders VUL Joint Legacy              2001 CSO M/F S/NS Ultimate ALB         A     10/01/2008
Hartford Leaders VUL Joint Legacy II           2001 CSO M/F S/NS Ultimate ANB         A     10/01/2008
Hartford Advanced Last Survivor UL             2001 CSO M/F S/NS Ultimate ALB         B     10/01/2008
Hartford Bicentennial UL Joint Freedom         2001 CSO M/F S/NS Ultimate ALB         B     10/01/2008
Hartford Bicentennial UL Joint Freedom II      2001 CSO M/F S/NS Ultimate ANB        B***   10/01/2008

------------

*   NAR Type is described in Schedule B.

** Eligibility for new business is based on issue date on or after the Effective Date shown.

*** The version of this product launched on 7/1/2010 used NAR Type A prior to 3/1/2012. As of 3/1/2012, NAR Type B is used prospectively for all in force and new policies.

RIDERS PROVIDING DEATH BENEFITS                                      EFFECTIVE
THAT ARE ELIGIBLE FOR REINSURANCE                                     DATE**
--------------------------------------------------------------------------------
Estate Protection Rider (NAR Type is C)                            10/01/2008

RIDERS THAT PROVIDE ADDITIONAL BENEFITS                              EFFECTIVE
BUT THAT ARE NOT ELIGIBLE FOR REINSURANCE                             DATE**
--------------------------------------------------------------------------------
LS Exchange Option Rider                                           10/01/2008
Policy Protection Rider                                            10/01/2008
Estate Tax Repeal Rider                                            10/01/2008
Foreign Travel Exclusion Rider                                     10/01/2008
Guaranteed Minimum Accumulation Benefit (GMAB) Rider               10/01/2008
Paid-Up Life Insurance Rider                                       10/01/2008
Owner Designated Settlement Option Rider                           03/05/2010
Joint LifeAccess Rider                                             01/31/2011

------------

** Eligibility for new business is based on issue date on or after the Effective Date shown.

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Estate Protection Rider: This rider provides last survivor level term life insurance on the base policy insureds for three years.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 13 -- Effective 07/16/2012

RIDERS THAT PROVIDE ADDITIONAL BENEFITS BUT THAT ARE NOT ELIGIBLE FOR
REINSURANCE:

LS Exchange Option Rider: Allows a Last Survivor policy to be split into two Single Life policies, without new evidence of insurability, if divorce, business dissolution, or estate-tax repeal or reduction occurs. The face amount of each new Single Life policy will equal one half of the Last Survivor policy face amount. Upon a split, reinsurance will continue at point-in-scale rates for each single life, as documented in Section X.C. (This rider is not available when one of the insureds is uninsurable or above Table H.)

Policy Protection Rider: Protects the death benefit of the base policy and any Estate Protection Rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Estate Tax Repeal Rider: Will pay the Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Foreign Travel Exclusion: Provides a limited death benefit (Account Value less indebtedness) if either insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

Guaranteed Minimum Accumulation Benefit Rider and Paid-Up Life Insurance Rider:
Same as Single Life riders.

Owner Designated Settlement Option Rider. Allows the policy owner to designate a Settlement Option to be used for the payment of Death Proceeds.

Joint LifeAccess Rider: Similar to the LifeAccess Accelerated Benefit Rider. Available only on Last Survivor products where the benefit will be payable for the last surviving insured if chronically ill or if both insureds are concurrently chronically ill.

Allocated Retention Pool -- Effective 10/01/2008
Between HLAIC and Swiss Re
Amendment 13 -- Effective 07/16/2012